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Exhibit 32.2

                                  CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350, as adopted), Gerald J. Kochanski, Chief Financial Officer of Scanvec-Amiable, Ltd. (the "Company"), hereby certifies that:

1. The Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2004 (the "Periodic Report"), which this Certification accompanies, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.


Dated: August 9, 2004                                 /s/ Gerald J. Kochanski
                                                      --------------------------
                                                      Chief Financial Officer